Exhibit 10.66

SECOND AMENDMENT TO THE EXCLUSIVE DISTRIBUTORSHIP AGREEMENT

DATED APRIL 9TH, 2010 ENTERED INTO BETWEEN

BIOAMBER S.A.S. AND MITSUI & CO., LTD.

This Amendment Agreement is made as of April 8th, 2013 between BioAmber S.A.S. (“BioAmber”) and Mitsui & Co., Ltd. (“Mitsui”).

WHEREAS BioAmber and Mitsui have entered into an Exclusive Distributorship Agreement dated April 9th, 2010, as amended on January 1st, 2013 (the “Distribution Agreement”);

WHEREAS the parties agree to amend the Distribution Agreement as set forth herein.

THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.	The Distribution Agreement is modified in the following manner, the provisions of the Distribution Agreement not modified herein shall continue to be in force as stated in the Distribution Agreement:

1.1.	BioAmber and Mitsui hereto agree to exclude “Iran”, “Syria” and “North Korea” as countries within the Territory (as defined in the Distribution Agreement and as listed in Exhibit A of the Distribution Agreement), as if such countries had never been included as countries within the Territory.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE SIGNED THIS AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE.

BIOAMBER S.A.S.

By:	/s/ Jean-François Huc
Jean-François Huc, President

Mitsui & Co., Ltd.

By:
Signature

/s/ Hidebum Kasug
Name and Title Hidebum Kasug GM. Specialty Chemicals II